EXHIBIT 99.2

DAKTRONICS, INC.
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Daktronics, Inc. (the “Company”) for the quarterly period ending February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Retterath, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of February 21, 2003 (the last date of the period covered by the Report).

/s/ WILLIAM R. RETTERATH William R. Retterath Chief Financial Officer February 21, 2003